EXECUTION COPY

MORTGAGE LOAN PURCHASE AGREEMENT

between

EMC MORTGAGE CORPORATION,
as Seller

and

BEAR STEARNS ASSET BACKED SECURITIES, INC.
as Purchaser

September 30, 2003

TABLE OF CONTENTS

Page

SECTION 1.
SECTION 2.
SECTION 3.
SECTION 4.
SECTION 5.
SECTION 6.
SECTION 7.
SECTION 8.
SECTION 9.
SECTION 10.
SECTION 11.
SECTION 12.
SECTION 13.
SECTION 14.
SECTION 15.
SECTION 16.
SECTION 17.
SECTION 18.
SECTION 19.
SECTION 20.
SECTION 21.
SECTION 22.
SECTION 23.
SECTION 24.
SECTION 25.
SECTION 26.
SECTION 27.	Definitions
Purchase and Sale of the Mortgage Loans
Mortgage Loan Schedules
Mortgage Loan Transfer
Examination of Mortgage Files
Recordation of Assignments of Mortgage Representations and Warranties Regarding Individual Mortgage Loans
Representations and Warranties Concerning the Seller
Representations and Warranties Concerning the Purchaser
Conditions to Closing
Fees and Expenses
Servicing; Servicing Fee
Accountants' Letters
Indemnification
Notices
Transfer of Mortgage Loans
Termination
Representations, Warranties and Agreements to Survive Delivery
Severability
Counterparts
Amendment
GOVERNING LAW
Further Assurances
Successors and Assigns
The Seller
Entire Agreement
No Partnership	1 2 2 2 3 4 5 17 19 20 22 22 22 23 24 25 25 25 26 26 26 26 26 26 26 26 26

EXHIBITS AND SCHEDULE TO
MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1 Exhibit 2 Exhibit 3 Schedule A	Mortgage Loan Schedule Information Seller's Information Purchaser's Information Required Ratings for each Class of Certificates

MORTGAGE LOAN PURCHASE AGREEMENT

          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of September 30, 2003, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation ("EMC" or the "Seller"), and BEAR STEARNS ASSET BACKED SECURITIES, INC., a Delaware corporation (the "Purchaser").

          Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, (i) certain fixed rate Mortgage Loans as further described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Bear Stearns Asset Backed Securities Trust 2003-ABF1 (the "Trust") under a pooling and servicing agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, EMC Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"). The Trust will issue Mortgage Pass-Through Certificates, Series 2003-ABF1 (the "Certificates") under the Pooling and Servicing Agreement.

          The Purchaser has issued a Prospectus Supplement dated September 25, 2003 and a Base Prospectus dated September 25, 2003 (together, the "Prospectus") relating to certain classes of the Certificates. With respect to such classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into an underwriting agreement dated September 25, 2003 (the "Underwriting Agreement").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

           SECTION 1. Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

          Acquisition Price: Cash in an amount equal to the Cut-Off Date Scheduled Principal Balance, together with the Class P and Class X Certificates and the Residual Certificates to be issued under the Pooling and Servicing Agreement.

           Closing Date: September 30, 2003

          Cut-Off Date: The close of business on September 2, 2003 with respect to the Scheduled Principal Balance of the Mortgage Loans.

           Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

          Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

          Uniform Commercial Code: With respect to any property, the Uniform Commercial Code in effect in the jurisdiction governing perfection, the effect of perfection and non-perfection and priority of a security interest therein.

          SECTION 2. Purchase and Sale of the Mortgage Loans. (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Seller agrees to sell, and the Purchaser agrees to purchase, Mortgage Loans having a Cut-Off Date Scheduled Principal Balance of $288,156,228.98.

          (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

          (c) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Seller the cash portion of the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Seller and shall deliver or cause to be delivered the securities portion of the Acquisition Price in physical form registered in the name of the Seller or its nominee as it may direct.

          SECTION 3. Mortgage Loan Schedules. The Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 1 to this Agreement with respect to each of the Mortgage Loans. If there are changes to the Preliminary Mortgage Loan Schedule, the Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on Exhibit 1 to this Agreement with respect to each of the Mortgage Loans. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

          SECTION 4. Mortgage Loan Transfer. (a) The Purchaser will be entitled to all interest and principal due with respect to the Mortgage Loans after the Cut-Off Date, but excluding any payments of principal and interest due on or prior to the Cut-Off Date. Such principal amounts and any interest thereon belonging to the Seller as described above will not be included in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date as set forth on the Final Mortgage Loan Schedule.

          (b) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Seller has delivered or will deliver or cause to be delivered to the Custodian on behalf of the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and Seller, except to the extent and as is otherwise required pursuant to Section 2.02(b) of the Pooling and Servicing Agreement with respect to each Mortgage Loan delivered to the Custodian thereunder (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File. The Seller shall deliver any such documents specified in Section 2.02(b) of the Pooling and Servicing Agreement to the Custodian on behalf of the Trustee on behalf of the Purchaser promptly after they are received. The Seller shall cause the Mortgage and intervening assignments, if any, and to the extent required in accordance with Section 2.02(b) of the Pooling and Servicing Agreement, the assignment of the Mortgages to be submitted for recording promptly after the Closing Date. The Seller will assist the Purchaser in effecting the assignment referred to above.

          SECTION 5. Examination of Mortgage Files. (a) On or before the Mortgage File Delivery Date, the Seller will have made the Mortgage Files available, to the extent available, to the Purchaser or its agent for examination which may be at the offices of the Custodian or the Seller and/or the Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Seller shall make the Mortgage Files available, to the extent available, to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Seller agrees, to the extent available, to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Seller and/or the Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

          (b) If, upon review of the Mortgage Files pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, the Custodian determines that any document constituting part of a Mortgage File is missing, has not been executed, is unrelated, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"), the Seller shall, upon notification from the Custodian of such Material Defect, correct or cure such Material Defect within 45 days from the date of such notice from the Custodian, and if the Seller does not correct or cure such Material Defect or deliver such opinion within such period, the Seller will, in accordance with Section 2.06 of the Pooling and Servicing Agreement, within 45 days of the date of notice, provide the Custodian with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver to the Custodian the Mortgage, assignment thereof or intervening assignments thereof with evidence of recording thereon, because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

          (c) Pursuant to Section 2.03(b) of the Pooling and Servicing Agreement, upon delivery to the Seller by the Custodian, pursuant to the terms of the Custodial Agreement, of a Final Certification (or, upon notice to the Seller by the Custodian, if the Final Certification is to be delivered in 45 days), the Seller shall correct or cure any Material Defect specified therein within 45 days from the date of notice from the Custodian of the Material Defect, and if the Seller does not correct or cure such Material Defect within such period or deliver such opinion, the Seller will, in accordance with Section 2.06 of the Pooling and Servicing Agreement, within 45 days of the date of notice, provide the Custodian with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver to the Custodian the Mortgage, assignment thereof or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

          (d) At the time of any substitution, the Seller shall deliver the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to Section 2.06 of the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Custodian shall (i) release to the Seller the related Mortgage File in its possession relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, furnished to it by the Seller, as shall be necessary to vest in the Seller title to such Deleted Mortgage Loan.

           SECTION 6. Recordation of Assignments of Mortgage.

          (a) The Seller will, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, that the Seller is not required to submit for recording an assignment of the Mortgage to the Custodian on behalf of the Trustee with respect to any Mortgage Loan (i) if the Custodian and the Trustee shall have received an Opinion of Counsel at the expense of EMC satisfactory to the Custodian and the Trustee stating that in such counsel's opinion, the recordation of the assignment to the Transferee of the Mortgage securing a particular Mortgage Note is not necessary to transfer to the assignee thereof all the benefits and security provided by the Mortgage as against the related assignor or any creditor of such assignor, and the Mortgage will continue to secure the Mortgage Note to the same extent as if the Mortgage Note and the Mortgage had not been assigned and delivered or (ii) if MERS is identified on the Mortgage or on a properly recorded assignment of Mortgage as the mortgagee of record solely as nominee for EMC and its successors and assigns. While any such Mortgage or assignment is being recorded, the Seller shall leave or cause to be left with the Custodian a true copy of such Mortgage or assignment with a certification by the Seller or the title company issuing the commitment for title insurance, on the face of such copy, as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording." In the event that, within 180 days of the Closing Date, the Custodian has not received evidence of recording with respect to each such Mortgage Loan delivered to the Purchaser and required to be recorded pursuant to the terms hereof, the failure to provide evidence of recording shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Custodian shall be borne by the Seller.

          (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser or the Custodian of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or "delivery to the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under the applicable Uniform Commercial Code and other applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

          SECTION 7. Representations and Warranties Regarding Individual Mortgage Loans. The Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below:

          (a) The information set forth and to be set forth in the Mortgage Loan Schedule hereto was and will be true, complete and correct in all material respects at the date or dates respecting which such information is furnished;

          (b) As of the related Cut-Off Date, all of the Mortgage Loans will be due for the scheduled monthly payment as stated in the related Mortgage Loan Schedule, as evidenced by a posting to the Master Servicer's servicing collection system. No payment under any Mortgage Loan is delinquent as of the related Closing Date nor has any scheduled payment been delinquent more than 90 days at any time during the twelve month period prior to the related Cut-Off Date. The Mortgage Loan has not been dishonored. There are no material defaults under the terms of the Mortgage Loan. For purposes of this paragraph, a Mortgage Loan will be deemed delinquent if any payment due thereunder was not paid by the Mortgagor within one month of its Due Date;

          (c) There is no valid offset, right of rescission, defense, including the defense of usury, or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired, nor will the operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto. No Mortgage Loan is subject to any pending bankruptcy, insolvency, reorganization or moratorium;

          (d) There are no mechanics' liens or similar liens or claims for work, labor or material affecting any Mortgaged Property which have been filed (and no rights are outstanding that under law could give rise to such liens), which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in clause (ix) below;

          (e) As of the date of origination of the Mortgage Loan and as of the related Closing Date, there was and there currently is no damage to any Mortgaged Property. At origination of the Mortgage Loan there was not, since origination of the Mortgage Loan there has been and there currently is, no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Master Servicer has not received notification that any such proceedings are scheduled to commence at a future date;

          (f) Each Mortgage is a valid, subsisting, enforceable and perfected first or second lien on the Mortgaged Property securing the related Mortgage Note, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance subject to principles of equity, bankruptcy, insolvency and other laws of general application affecting the rights of creditors. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Each Mortgaged Property is owned by the Mortgagor in fee simple and is free and clear of all adverse claims, encumbrances and liens having priority over the first or second lien of the Mortgage, as applicable, subject only to (1) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (2) the lien of nondelinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the Mortgaged Property is located and specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan, and (4) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting enforceable, and perfected first or second lien and first or second priority, as applicable, security interest on the property described therein, and immediately prior to the sale, transfer and assignment of such Mortgage Loan to the Purchaser pursuant to this Agreement, the Seller had good and marketable title to and was the sole owner thereof and had the full right to sell and assign the same to the Purchaser; As of the date of origination of the Mortgage Loan, the Mortgaged Property was not subject to a Mortgage, deed of trust, or other security instrument creating a lien subordinate to the lien of the Mortgage;

          (g) Each Mortgage Loan complies with, and the applicable Originator, the Seller and the Master Servicer have complied with, all applicable local, state and federal laws, regulations and other requirements including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth-In-Lending Act, predatory and abusive lending laws, and disclosure laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan, will not involve the violation of any such laws, rules or regulations. None of the Mortgage Loans are covered (a) under 12 CFR Part 226.31, 12 CFR Part 226.32 or 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) as a "high cost", "threshold", "predatory" or "covered" loan under any other applicable state, federal or local law, including, but not limited to, the States of Georgia, North Carolina and New York, or the City of New York. Each Mortgage Loan is being (and has been) serviced in accordance with Accepted Servicing Practices and applicable state and federal laws, including, without limitation, the Federal Truth-In-Lending Act and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws. The Originators shall maintain in their possession, available for the Purchaser's inspection, as appropriate, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all such requirements;

          (h) None of the Seller, the applicable Originator or any other prior holder of any Mortgage Loan has (A) impaired, waived, altered or modified the Mortgage or Mortgage Note in any respect (except that a Mortgage Loan may have been modified by a written instrument (a copy of which is in the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule) which has been recorded, if necessary, to protect the interests of the owner of such Mortgage Loan; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies); (B) satisfied, canceled, rescinded or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or (C) executed any instrument of cancellation, rescission or satisfaction with respect thereto. No instrument of release, or waiver, alteration or modification has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part from its obligations in connection with any Mortgage Loan;

          (i) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or equivalent form of policy or insurance acceptable to Fannie Mae or Freddie Mac in a form acceptable to, and issued by a title insurer acceptable to, Fannie Mae or Freddie Mac, together with all applicable ALTA endorsements, including without limitation, if applicable, a condominium endorsement, a planned unit development endorsement, an extended coverage endorsement, and an 8.1 ALTA or equivalent environmental endorsement, insuring the Seller, its successors and assigns, as to the first or second lien priority, as applicable, of the Mortgage in an amount at least equal to the original principal balance of each such Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Each title insurance policy affirmatively insures ingress and egress and insures against encroachments by or upon the Mortgaged Property and each such policy was issued on the date of the origination of each related Mortgage Loan by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located. The Seller and its successors and assigns are the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. Where required by law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, the applicable Originator or any Mortgagor, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (j) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property (and wholly within the project with respect to a condominium unit), and no improvements on adjoining properties encroach upon the Mortgaged Property;

          (k) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation, subdivision law or ordinance. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including, but not limited, to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, and the Mortgaged Property is lawfully occupied under applicable law;

          (l) All parties that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks having principal offices in such state, (4) not doing business in such state;

          (m) Each Mortgage Note and the applicable Mortgage are original and genuine, there are no other originals of the Mortgage Note or Mortgage, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors' rights generally or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and each Mortgage Note and Mortgage has been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage. Either the Mortgagor or the guarantor of a Mortgage Loan is a natural person;

          (n) The proceeds of the Mortgage Loan have been fully disbursed; there is no requirement for, and the Seller shall not make any, future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note or Mortgage;

          (o) Each Mortgage and related Mortgage Note contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure or if applicable, non-judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property. There is no homestead or other exemption available to the Mortgagor which would interfere with such right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage;

          (p) With respect to each Mortgage constituting a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (q) There are no defaults by the applicable Originator or the Seller in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents or other outstanding charges affecting the Mortgaged Property which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deficits or payments of other charges or payments due the applicable Originator or the Seller have been capitalized under the Mortgage or the applicable Mortgage Note;

          (r) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security other than the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation and no Mortgage Loan is secured by more than one Mortgaged Property;

          (s) All buildings and improvements upon each Mortgaged Property are insured against loss pursuant to a standard, valid and existing hazard insurance policy, which policy insures against loss by fire and hazards of extended coverage representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding principal balance of the related Mortgage Loan, but in no event an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was in effect with respect to such Mortgaged Property at origination in an amount representing coverage not less than the least of (A) the outstanding Stated Principal Balance of the Mortgage Loan, (B) the maximum insurable value of the improvements securing such Mortgage Loan or (C) the maximum amount of insurance that is available under federal law. To the best of the Seller's knowledge, all individual insurance policies are valid and binding obligations of the insurer and are in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. All individual insurance policies contain a standard mortgagee clause naming the applicable Originator or the original holder of the Mortgage, and its successors in interest, as loss payee, and all of the premiums due and payable thereon have been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Neither the Seller (nor any prior originator or servicer of any of the Mortgage Loans) nor any Mortgagor has engaged in any act or omission, or when required, failed to act, which has impaired or would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either. All such insurance policies contain a standard mortgagee clause naming the applicable Originator, its successors and assigns as loss payee and contain a clause that the insurer will notify the named mortgagee at least ten (10) days prior to any reduction in coverage or cancellation of the policy. Within nine (9) months of the Closing Date, all such insurance policies will contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee;

          (t) There is no default, breach or event of acceleration existing under the Mortgage or the applicable Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and none of (i) the Seller or any of its affiliates, (ii) the Originators and any of their affiliates, (iii) any servicer or subservicer and (iv) any prior mortgagee, of any Mortgage Loan has waived any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

          (u) The Mortgage Note and the Mortgage contain the entire agreement of the Mortgagor, and there is no obligation on the part of the Seller, the Originators or any other party to make any payments with respect to the related Mortgage Loan in addition to the Monthly Payments required to be made by the applicable Mortgagor and the Mortgage Note with respect to any Mortgage Loan does not permit or obligate the Seller, the Originators or any other party to make future advances to the Mortgagor at the option of the Mortgagor;

          (v) The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser;

          (w) Neither the Seller nor the applicable Originator has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

          (x) The Mortgage File contains an appraisal of the Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the applicable Originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

          (y) Each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, or a townhouse, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development. No Mortgaged Property consists of cooperative housing or stock in a cooperative housing corporation. No such residence is a manufactured dwelling, a mobile home or a recreational vehicle. None of the Mortgage Loans are considered agricultural loans. No Mortgaged Property consists of a log home, earthen home, underground home, a home which is situated on more than ten acres of property; a home which is secured by a leasehold estate. No Mortgaged Property (and no portion of a Mortgaged Property) is being used for commercial purposes;

          (z) None of the Mortgage Loans provide for deferred interest or negative amortization. None of the Mortgage Loans are simple interest Mortgage Loans. No Mortgaged Property is a timeshare;

          (aa) The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller or the applicable Originator, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment Mortgage Loan;

          (bb) The Seller is the sole owner of record and is the holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note and the related Servicing Rights thereto. Upon the sale of the Mortgage Loan to the Purchaser, and prior to the transfer of servicing rights to the Purchaser, the Seller will retain the Mortgage File or any part thereof with respect thereto not delivered to the Purchaser or the Purchaser's designee in trust only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment sale or pledge to any person other than Purchaser and the applicable Originator had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest. The Seller has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of interim servicing the Mortgage Loan as set forth in this Agreement. After the Closing Date, the Seller will not have any right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will not have any obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by the Seller and the Purchaser. The Seller acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim;

          (cc) All of the Mortgage Loans are fixed rate mortgage loans. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. Monthly payments of interest are calculated on the basis of a year comprised of twelve 30-day months;

          (dd) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the holder;

          (ee) The sale, transfer and conveyance of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient (i) fully to transfer to the Purchaser all right, title and interest of the Seller thereto as note holder and mortgagee, and (ii) to the extent the Seller retains an interest in such Mortgage Note or Mortgage despite such sale, transfer and conveyance, to grant to the Purchaser a security interest referred to in Section 6(b) hereof and thereafter (x) to transfer the right, title and interest of the Purchaser to the Trust, and (y) to pledge the interest of the Trust to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. The Mortgage has been duly assigned by the Seller to the Purchaser and by the Purchaser to the Trust and the Mortgage Note has been duly endorsed. The Assignment of Mortgage (for each Mortgage Loan that is not a MERS Mortgage Loan) delivered to the Custodian, on behalf of the Trustee, pursuant to Section 2.02(b) of the Pooling and Servicing Agreement, is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Custodian, on behalf of the Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage to the Custodian, on behalf of the Trustee, for recording are sufficient to permit the Trustee to avail itself of all protection available under applicable law against the claims of the Purchaser, the Seller or any of the Originators;

          (ff) The Mortgagor has not notified the Seller, and such Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940 or any similar state or local law;

          (gg) There exists no violation of any local, state, or federal environmental law, rule or regulation with respect to the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. The Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action, instituted or threatened in writing, relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order or decree; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Mortgaged Property;

          (hh) For each Mortgage Loan, the related Mortgage File is complete and contains a true, accurate and correct copy of each of the documents and instruments specified to be included therein;

          (ii) Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered by the Seller hereunder has been delivered to the Purchaser or its agent;

          (jj) No Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

          (kk) No statement, tape, diskette, form, report or other document furnished or to be furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading;

          (ll) To the best of the Seller's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

          (mm) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to making the related Mortgage Loans, and the Master Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

          (nn) The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause such Mortgage Loan to become delinquent or adversely affect the value or the marketability of the Mortgage Loan. The Seller did not select the Mortgage Loans sold to Purchaser based on any adverse selection of mortgage loans in its portfolio that met Purchaser's purchase parameters for this transaction, including without limitation, the location or condition of the Mortgaged Property, payment pattern of the borrower or any other factor that may adversely affect the expected cost of foreclosing, owning or holding the Mortgage Loans or related Mortgaged Property or collecting the insurance or guarantee proceeds related thereto;

          (oo) Each Mortgage Loan was originated by or for the Originators pursuant to, and conforms with, the applicable Originator's Underwriting Guidelines, except for any exceptions to such guidelines for such Mortgage Loan that the applicable Originator has documented in the related credit file;

          (pp) With respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Master Servicer and each prepayment penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five (5) years from the date such Mortgage Loan was originated. Except as otherwise set forth on the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a prepayment penalty, such prepayment penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

          (qq) No Mortgage Loan originated after October 1, 2002 will impose a prepayment penalty for a term in excess of three (3) years from the date such Mortgage Loan was originated;

          (rr) Each Mortgage Loan is covered by a valid and transferable "lifetime" tax service contract, which shall be assigned to the Purchaser without the payment of any fee by the Purchaser;

          (ss) No Mortgage Loan has a shared appreciation or other contingent interest feature;

          (tt) The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, except those that have been paid;

          (uu) As of the Cut-Off Date, none of the Mortgage Loans had an original principal balance in excess of $550,000;

          (vv) As of the Cut-Off Date, the weighted average debt-to-income ratio of the Mortgage Loans as of the Cut-Off Date is 40.91%;

          (ww) As of the Cut-Off Date, none of the Mortgage Loan has a credit score less than 460;

          (xx) No proceeds from any Mortgage Loan was used to finance single-premium credit life insurance policies;

          (yy) No Mortgage Loan secured by property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003 and no Mortgage Loan secured by property located in the state of Georgia originated on or after March 7, 2003 is a high cost loan subject to the Georgia Fair Lending Act (Title 7 of the Official Code of Georgia);

          (zz) No Mortgage Loan secured by property located in the State of New York and originated on or after April 1, 2003 is subject to New York Banking Lawss.6-1, as amended;

           (aaa) No Mortgage Loan secured by property located in the City of New York and originated on or after February 20, 2003 is subject to New York City Local Law No. 36 (2002); and

           (bbb) The Seller is not aware of any facts that could reasonably be expected to affect adversely the value or marketability of any Mortgage Property.

           (ccc) At origination, no Mortgage Loan had an original term to maturity of greater than 360 months;

           (ddd) The Seller has not received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Seller;

           (eee) The Mortgage Loans were originated by an Originator in the normal course of its business, and prior to the Closing Date, serviced in accordance with mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located;

           (fff) All amounts received by the Seller with respect to the Mortgage Loan after the Cut-Off Date and required to be deposited in a Protected Account have been so deposited in a Protected Account and are, as of the Closing Date, in such Protected Account;

           (ggg) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

           (hhh) The Seller further represents and warrants to the Certificate Insurers, the Trustee and the Certificateholders that as of the Closing Date all representations and warranties set forth herein will be correct in all material respects as to any Mortgage Loan;

           (iii) No Mortgage Loan had, at the date of origination, a Combined Loan-to-Value Ratio in excess of 100.00%, and the weighted average Combined Loan-to-Value Ratio of all Mortgage Loans as of the Cut-Off Date is approximately 78.43%;

           (jjj) No Mortgage Loan constitutes a lien on leasehold interests;

           (kkk) With respect to each second lien Mortgage Loan, the Seller has no knowledge that the Mortgagor has received notice from the holder of the related first lien mortgage loan that there is a default, breach, violation or event which would permit acceleration existing under such first lien mortgage loan, or of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration thereunder;

           (lll) As of the Cut-Off Date, no more than 12.21% of the Mortgage Loans (by outstanding principal balance) are secured by Mortgages that are second liens;

           (mmm) The Mortgage Loans conform in all material respects to the description thereof in the Prospectus Supplement; and

           (nnn) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a generally accepted practice.

          SECTION 8. Representations and Warranties Concerning the Seller. (a) As of the date hereof and as of the Closing Date, the Seller represents and warrants to the Purchaser as follows:

          (1) the Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where a Mortgaged Property is located and where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (2) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (3) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby; any agreement or instrument to which the Seller is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Trustee (or the Master Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

          (4) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

          (5) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally) and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (6) there are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

          (7) the Seller's Information (as defined in Section 14(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (8) Upon the receipt of each Mortgage File by the Purchaser (or its assignee) under this Agreement, the Purchaser (or its assignee) will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Seller (other than liens which will be simultaneously released);

          (9) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (10) The Seller acquired title to each Mortgage Loan in good faith, without notice of any adverse claim;

          (11) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans by the Seller pursuant to the terms of this Agreement will not cause the Seller to become insolvent. The sale of the Mortgage Loans by the Seller pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

          (12) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Purchaser or of any transferee of the Purchaser (including the Trustee);

          (13) The Seller has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

          (14) The Seller has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Purchaser; and

          (15) The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

          SECTION 9. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Seller as follows:

          (1) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (2) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (3) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (4) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

          (5) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

          (6) there are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

          (7) the Purchaser's Information (as defined in Section 14(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          SECTION 10. Conditions to Closing. (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (1) Each of the obligations of the Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Seller.

          (2) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

(i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 1 hereto, one copy to be attached to each counterpart of the Amendment;

(iii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

(iv) A certificate of an officer of the Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, together with copies of the certificate of incorporation and by-laws of the Seller;

(v) One or more opinions of counsel from the Seller's counsel in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

(vi) A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A the rating set forth on Schedule A; and

(vii) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

          (3) The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement shall have been issued and sold to Bear Stearns.

          (4) The Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

          (b) The obligations of the Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (1) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

          (2) The Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

(i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Seller, and all documents required thereby duly executed by all signatories;

(iii) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser's articles of incorporation, by-laws and evidence as to the good standing of the Purchaser dated as of a recent date;

(iv) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Seller; and

(v) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

          SECTION 11. Fees and Expenses. Subject to Section 17 hereof, the Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche, (iii) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (iv) the fees and expenses of the Custodian which shall include without limitation the fees and expenses of the Custodian (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee, (v) the fees and expenses of the Trustee, (vi) the expenses for printing the Certificates and the Prospectus, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Seller to the Trustee and (ix) the fees and expenses, including counsel's fees and expenses, of the Certificate Insurers. The Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

          SECTION 12. Servicing; Master Servicing Fee. (a) The Mortgage Loans will be master serviced and serviced by the Seller as Master Servicer pursuant to the terms of the Pooling and Servicing Agreement, provided that the Seller has the right under the Pooling and Servicing Agreement to enter into Sub-Servicing Agreements.

          (b) The Seller represents to the Purchaser that, as of the Closing Date, the Mortgage Loans are being serviced by the Master Servicer and are not subject to servicing agreements with any other third party. The Seller, without reimbursement from the Purchaser, will pay any fees or penalties required by any third party servicer for releasing the Mortgage Loans from any such servicing or subservicing agreement which may be claimed to be in effect and shall arrange for the orderly transfer of such servicing from any such third party servicer to the Master Servicer on or prior to the Closing Date.

          SECTION 13. Accountants' Letters. (a) As a condition to closing, Deloitte & Touche shall have reviewed the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus under the captions "Summary of Terms --The Mortgage Loans" and "The Mortgage Loan Pool" and in Annex I thereto. The Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche will also confirm certain calculations as set forth under the caption "Yield and Prepayment Considerations" in the Prospectus.

          (b) As a condition to closing, Deloitte & Touche shall have delivered to the Purchaser a letter, dated the date of the Prospectus, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information relating to the Master Servicer and its servicing portfolio contained in the Prospectus under the caption "The Master Servicer."

          (c) As a condition to closing, Deloitte & Touche shall have provided to the Purchaser a verbal confirmation with respect to the accuracy of any original issue discount information to be set forth on the face of the Certificates.

          SECTION 14. Indemnification. (a) The Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Seller's Information as identified in Exhibit 2, the omission to state in the Prospectus (or any amendment thereof or supplement thereto approved by the Seller and in which additional Seller's Information is identified), in reliance upon and in conformity with Seller's Information a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Seller to perform its obligations under this Agreement; and the Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

          The foregoing indemnity agreement is in addition to any liability which the Seller otherwise may have to the Purchaser or any other such indemnified party.

          (b) The Purchaser shall indemnify and hold harmless the Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 3, the omission to state in the Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Seller, or any other such indemnified party.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 14 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 14 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 14, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

          (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

          SECTION 15. Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Seller shall be directed to EMC Mortgage Corporation, MacArthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038, (Telecopy # (972) 444-2880), Attention: Ralene Ruyle, with a copy to Virginia Darrow, 383 Madison Avenue, New York, New York 10179; and notices to the Purchaser shall be directed to Bear Stearns Asset Backed Securities, Inc., 383 Madison Avenue, New York, New York 10179, (Telecopy # (212) 272-2619), Attention: Mr. Joseph Jurkowski, Esq.; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

          SECTION 16. Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trust without the consent of the Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 14 and 19 hereof. Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Seller shall be the cure, purchase, substitution or indemnity obligations of the Seller contained in Sections 5 and 14 hereof and Sections 2.05 and 2.06 of the Pooling and Servicing Agreement.

          SECTION 17. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Seller, if the conditions to the Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

          SECTION 18. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Custodian on behalf of the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

          SECTION 19. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          SECTION 20. Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

          SECTION 21. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

          SECTION 22. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

          SECTION 23. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

          SECTION 24. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 14 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Seller's representations and warranties respecting the Mortgage Loans) to the Trust. Any person into which the Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Seller), any person resulting from a change in form of the Seller or any person succeeding to the business of the Seller, shall be considered the "successor" of the Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of either party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other party to this Agreement and any such assignment or purported assignment shall be deemed null and void.

          SECTION 25. The Seller. The Seller will keep in full effect all rights as are necessary to perform its respective obligations under this Agreement.

          SECTION 26. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          SECTION 27. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

EMC MORTGAGE CORPORATION

By: /s/ Ralene Ruyle
       Name: Ralene Ruyle
       Title: President

BEAR STEARNS ASSET BACKED SECURITIES, INC.

By: /s/ Jonathan Lieberman
       Name: Jonathan Lieberman
Title: Senior Managing Director

EXHIBIT 1

MORTGAGE LOAN SCHEDULE INFORMATION

          The Preliminary and Final Mortgage Loan Schedules shall set forth not less than the following information with respect to each Mortgage Loan:

(i) the loan number;

(ii) the Mortgagor's name;

(iii) the street address (including city, state and zip code) of the Mortgaged Property;

(iv) identify type of Mortgage Loan, e.g. residential;

(v) the property type;

(vi) the Mortgage Interest Rate;

(vii) the Master Servicing Fee Rate;

(viii) the original term;

(ix) the maturity date;

(x) the first Due Date;

(xi) the original principal balance;

(xii) the principal and interest payment in effect as of the Cut-Off Date;

(xiii) the Scheduled Principal Balance as of the Cut-Off Date;

(xiv) the MIN;

(xv) the paid-through date;

(xvi) the number of payments delinquent, if any; and

(xvii) whether the loan was a MOM Loan at the origination thereof.

EXHIBIT 2

SELLER'S INFORMATION

          All information in the Prospectus described under the following Sections: "SUMMARY OF TERMS—The Mortgage Loans," "THE MORTGAGE LOAN POOL" and "THE SELLER AND MASTER SERVICER".

EXHIBIT 3

PURCHASER'S INFORMATION

          All information in the Prospectus, except the Seller's Information in the Prospectus.

SCHEDULE A

REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                                                Rating
                    ------------------------------------------------------------
         Class       Standard & Poor's          Fitch               Moody's

           A                AAA                  AAA                  Aaa
         A-IO               AAA                  AAA                   AA
           M                AA                   AA                   ---